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                                                                       EXHIBIT 5

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
[SAFECO LIFE INSURANCE LOGO]                     Spinnaker(TM) Variable Annuity                  Complete and mail with payment to:
                                            Individual Variable Annuity Application              SAFECO Life Insurance Company
                                                                                                 Pension Department
                                                                                                 P.O. Box 34690
                                                                                                 Seattle, WA  98124-1690
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       / /  SPINNAKER Q                             / / SPINNAKER NQ FLEX                            / /  SPINNAKER PLUS
Qualified Only, Flexible Premium            Non-Qualified Only, Flexible Premium          Qualified or Non-Qualified, Single Premium

INITIAL PURCHASE PAYMENT MINIMUMS:  Q is $30, NQ Flex is $2,000 (unless Systematic Investing: $100 min), PLUS is $50,000
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1.  OWNER                 CONTRACT OWNER:
    INFORMATION           Name                                                               / / Male     / / Female     / / Trustee
                               ----------------------------------------------------------
    Non-Qualified:                     First             Middle             Last
    If no annuitant
    specified in          Mailing Address
    Section 2,                            ------------------------------------------------------------------------------------------
    Contract Owner                                      Street                         City                State           Zip
    will also be the
    Annuitant.            Telephone (      )                   Soc. Sec. #                  Date of Birth
                                     ------ ------------------            -----------------               --------------------------

                          JOINT OWNER (NON-QUALIFIED AND SPOUSE ONLY):


                          Name                                    Soc. Sec. #               Date of Birth
                              -----------------------------------            --------------               --------------------------
                               First        Middle      Last
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2.  ANNUITANT             Name                                                                              / / Male     / / Female
    INFORMATION                ---------------------------------------------------------------------
                                       First                  Middle                  Last
    Non-Qualified
    Only                  Mailing Address
                                          ------------------------------------------------------------------------------------------
                                                        Street                         City                State           Zip

                          Telephone (      )                   Soc. Sec. #                  Date of Birth
                                     ------ ------------------            -----------------               --------------------------

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3.  TYPE OF               A.   / / INDIVIDUAL RETIREMENT ANNUITY                   B.   / / NON-QUALIFIED ANNUITY
    ANNUITY                    / / Contributory IRA for 19____                          / / 1035(a) Exchange*
                               / / Rollover from a Qualified                       C.   / / SIMPLIFIED EMPLOYEE PENSION PLAN
                                   Retirement Plan, IRA or TSA*                             (Internal Revenue Code Section 408(k))
                               / / Transfer from another IRA*                               / / Salary Reduction (SARSEP)
                          Have you received an IRA Disclosure                               Name of Employer:_______________________
                          Statement (Form LP-592)?    / / Yes   / / No             *NOTE: Must complete Form LP-547
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4.  BENEFICIARIES         PRIMARY:  Name                                                                        Percentage         %
                                        ----------------------------------------------------------------------            ---------
                                                   First                   Middle                 Last

                          Soc. Sec. #                      Date of Birth             Relationship to Annuitant
                                      --------------------              ------------                           --------------------

                          / / PRIMARY
                          / / CONTINGENT:  Name                                                                 Percentage         %
                                               ---------------------------------------------------------------             --------
                                                   First                   Middle                 Last

                          Soc. Sec. #                      Date of Birth             Relationship to Annuitant
                                      --------------------              ------------                           --------------------

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5.  INVESTMENT            SAFECO RESOURCE                 FEDERATED INSURANCE MANAGEMENT                     LEXINGTON
    INSTRUCTIONS          SERIES TRUST:                            SERIES TRUST:                ______ % Natural Resources Trust
                          ______ % Money Market           ______ % Utility                      ______ % Emerging Markets Fund, Inc.
    Choose one or         ______ % Bond                   ______ % Corporate Bond                      SCUDDER VARIABLE LIFE:
    more of the           ______ % Equity                 ______ % International Stock                 ______ % Balanced
    following. Whole      ______ % Northwest                                                           ______ % International
    percentages           ______ % Growth                 ______ % SAFECO FIXED ACCOUNT
    only.
                          / / PORTFOLIO REBALANCING: I elect to rebalance my variable sub-accounts / / quarterly / / semi-annually
    TOTAL OF ALL              / / annually in the same percentages as indicated above. $10,000 minimum balance required.
    PERCENTAGES
    MUST EQUAL            Purchase Payments to the Fixed Account will be allocated immediately upon receipt. Purchase Payments to
    100%                  the Variable Sub-Accounts may be invested in the Money Market Sub-Account until the expiration of 15 days from the date the first Purchase Payment is received, and then will be invested according to your investment instructions.

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6.  REPLACEMENT           Will the annuity applied for here replace any life insurance or annuity from this or any other company?
    ANNUITY                   / / Yes     / / No      If yes, you must complete the IRA & Non-Qualified Rollover, Direct Rollover and Transfer form, LP-547, and submit it with this application.

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                                                                                       (R)Registered trademark of SAFECO Corporation
LPC-721 9/95                                                           (TM)Spinnaker is a trademark of SAFECO Life Insurance Company
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7.  SUITABILITY             Do you understand that because variable benefits and contract values are based on investment experience of the Separate Account and cannot be predicted or guaranteed as to dollar amounts, variable annuity
    Questions must          contracts should be purchased for long term retirement purposes?  / / Yes   / /  No
    be answered.
                            WHAT IS YOUR:                                              WHAT IS YOUR INVESTMENT OBJECTIVE:
                            Occupation?                                             High Income                   Long Term Growth
                                            ------------------------        -------                       -------
                            Gross Income? $                                         Tax Advantage                 Growth with Income
                                            ------------------------        -------                       -------
                            Net Worth?    $                                         Other (specify)
                                            ------------------------        -------
                            Are you a Registered Representative of a Broker/Dealer?  / /  Yes   / /  No  If yes, please give name
                            and address of broker dealer:
                                                          --------------------------------------------------------------------------

                            --------------------------------------------------------------       -----------------------------------
                            Broker/Dealer Authorized Principal (HOME OFFICE USE ONLY)                             Date

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8.  TELEPHONE               / / Yes, I would like the option to use Telephone Transfer.          / / No, I do not wish to use the
    TRANSFER                                                                                         option at this time.

                            I hereby authorize SAFECO to accept and act on telephone instructions from me or any person or persons listed below, regarding the transfer of funds between, or change in the percentage of my allocations among, portfolios of my variable annuity contract. This authorization will remain in effect until SAFECO receives written revocation from me.

                            SAFECO will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. SAFECO reserves the right to refuse telephone instructions from any caller when unable to confirm to SAFECO's satisfaction that the caller is authorized to give those instructions.

                            To transfer by telephone call SAFECO at 1-800-899-5280. All telephone transfer calls will be recorded.
                            You or your authorized third party will be required to provide the identification information listed below. Written confirmation will be mailed to you. If additional room is needed for Third Party names, please attach sheet.

                            AUTHORIZED THIRD PARTY: (please print full name)
                                                                            --------------------------------------------------------
                            ID INFORMATION (REQUIRED): Mother's Maiden Name
                                                                           ---------------------------------------------------------

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9.  PROGRAMS                I have read the information in the Prospectus in regard to the following programs and would like to elect:
    Min $10,000
    balance required        1.  / / SYSTEMATIC INVESTING: Please complete Form LPS-5318 and remit with this application.
    to elect Sweep.
                            2.  / / INTEREST/APPRECIATION SWEEP: I elect to have / / the interest earned in my Fixed Account or
                                    / / appreciation of my Money Market sub-account, in excess of $_____________ (cannot be less than total payments), transferred  / / monthly  / / quarterly  / / annually into the sub-accounts listed below:

                            3.  / / DOLLAR COST AVERAGING: I elect to transfer $              (min $50) or               % from the
                                                                                -------------              -------------
                                    / /                                           variable sub-account OR / / Fixed Account*
                                        ------------------------------------------
                                *(max 1.33% per month, 4% per quarter)  / / monthly  / / quarterly to the sub-account(s) listed below:

                            Money Market         ______ % (DCA Only)               Bond ______ %                 Equity ______ %
                            Growth               ______ %                     Northwest ______ %                Utility ______ %
                            Corporate Bond       ______ %                Nat. Resources ______ %       Emerging Markets ______ %
                            International Stock  ______ %                      Balanced ______ %          International ______ %

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10.  STATEMENT OF           HAVE YOU RECEIVED A CURRENT PROSPECTUS?                               / /  YES      / /  NO
     OWNER(S)               WOULD YOU LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION?      / /  YES      / /  NO
                            I declare that the statements and answers on this application are full, complete and true, to the best of my knowledge and belief, and shall form a part of the annuity Contract issued hereon. I understand and agree that any fees or taxes will be deducted from my Contract Value or Payment, as applicable.

                                                                                          Signed at
                                                                                                   ---------------------------------
                                                                                                            on
                            --------------------------------    ----------------------------------------       ---------------------
                            Signature of Owner                  Signature of Joint Owner (if applicable)          (mo, day, year)

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11.  REGISTERED             To the best of my knowledge, the annuity applied for here  / / does  / / does not replace any life
     REPRESENTATIVE         insurance or annuity in this or any other company. I hereby certify that I witnessed the signature(s)
     INFORMATION            above and that the answers to the questions above are true to the best of my knowledge and belief.

     MAIL CONTRACT          REGISTERED REPRESENTATIVE'S SIGNATURE:
     DIRECTLY TO:                                                 ------------------------------------------------------------------

                            REGISTERED REPRESENTATIVE'S NAME (PLEASE PRINT):
                                                                            --------------------------------------------------------
     / / client's address
     / / registered rep's   SAFECO REP #:                                           TELEPHONE #: (          )
         office                          ----------------------------------------                 ----------  ----------------------
                            STATE/LOCATION ID #:                                    DATE:
                                                ---------------------------------         ------------------------------------------

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(SAFECO LOGO)                                       TSA SPINNAKER (TM)                                         PENSION DEPARTMENT
    SAFECO                                      INDIVIDUAL VARIABLE ANNUITY                                      P.O. BOX 34690
LIFE INSURANCE                                          APPLICATION                                          SEATTLE, WA 98124-1690

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PLEASE CHECK ALL APPROPRIATE BOXES:            /X/ New Participant            / / Change of Employer            / / Address/Name
                                               / / Investment Allocation Change                                 / / Change of Agent

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CONTRACT        Name        John                     Quincy                    Doe                             /X/ Male  / / Female
OWNER               --------------------------------------------------------------------------------
INFORMATION                 First                    Middle                    Last

                Mailing Address             321 Capitol Blvd.                   Capitol City                  WA            99999
                               -----------------------------------------------------------------------------------------------------
                                                 Street                             City                     State           Zip

                Telephone ( 206 )   123-4567     Soc. Sec. #  042-33-1234        Date of Birth      11            1           65
                           ----- ---------------            --------------------               -------------------------------------
                                                                                                    Mo.          Day          Yr.

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PRIMARY         Name       Jessica                   Janice                    Doe                             / / Male  /X/ Female
BENEFICIARY         --------------------------------------------------------------------------------
                            First                    Middle                    Last

                Address                     321 Capitol Blvd.                   Capitol City                  WA            99999
                        ------------------------------------------------------------------------------------------------------------
                                                 Street                             City                     State           Zip

                Soc. Sec. # ###-##-####    Date of Birth   11     15     66   Relationship to Annuitant          Spouse
                           ---------------               --------------------                           ----------------------------
                                                           Mo.    Day    Yr.

                CONSENT OF SPOUSE REQUIRED FOR ERISA PLAN PARTICIPANT NAMING A NON-SPOUSE PRIMARY BENEFICIARY:
                I consent to the above designation of Beneficiary. I understand that if anyone other than me is designated as
                Primary Beneficiary on this form, I am waiving my rights to receive benefits under the plan when my spouse dies.

                Spousal Signature:                                                       Date:
                                   ----------------------------------------------------        -------------------------------------

                / / I'm not married

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CONTINGENT      Name        Jane                     Janice                    Doe                             / / Male  /X/ Female
BENEFICIARY         --------------------------------------------------------------------------------
                            First                    Middle                    Last

                Address                     321 Capitol Blvd.                   Capitol City                  WA            99999
                        ------------------------------------------------------------------------------------------------------------
                                                 Street                             City                     State           Zip

                Soc. Sec. # ###-##-####    Date of Birth   11     15     86   Relationship to Annuitant          Daughter
                           ---------------               --------------------                           ----------------------------
                                                           Mo.    Day    Yr.

                NOTE: Please attach a separate page for multiple beneficiaries.

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EMPLOYER        Name     ABC, Inc.
                     ---------------------------------------------------------------------------------------------------------------
                Address                      123 Main Street                    Capitol City                  WA            99999
                        ------------------------------------------------------------------------------------------------------------
                                                 Street                             City                     State           Zip

                Please verify that TSA transmittal checklist is on file with SAFECO Life Home Office. Application cannot be processed without verification of Employer's eligibility to sponsor a 403(b) Plan.

                PLANS COVERED BY ERISA:
                This employee has satisfied all eligibility requirements to receive contributions under our plan. Furthermore, Joint and Survivor Annuity option disclaimers (if required by Plan) are on file with the Plan Administrator.

                PLAN ADMINISTRATOR SIGNATURE                                               DATE              11/1/95
                                             --------------------------------------------       ------------------------------------

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TYPE OF         /X/ DEFERRAL TSA
ANNUITY         / / TRANSFER FROM ANOTHER TSA               Original TSA was an: / / Annuity under Internal Revenue Code 403(b)
                                                                                 / / Account under Internal Revenue Code 403(b)(7)
                                                                                     or Mutual Fund TSA

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CARRIER TO      Is there an expected transfer pending?   / / Yes   /X/ No        Transfer Amount: $
CARRIER                                                                                            ---------------------------------
TRANSFERS
                If yes, TSA Transfer Authorization (Form LP-612) must be completed and submitted with this application.

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INVESTMENT      /X/ SPINNAKER Q (MINIMUM DEPOSIT $30.)             / / SPINNAKER PLUS (SINGLE SUM ONLY $50,000 MINIMUM)
INSTRUCTIONS
                SAFECO SUB-ACCOUNT OPTIONS:                        OTHER COMPANY SUB-ACCOUNT OPTIONS:
                     Equity          ______ %                           Scudder Balanced                 ______ %
                     Growth          ______ %                           Scudder International            ______ %
                     Bond            ______ %                           Lexington Natural Resources      ______ %
                     Northwest       ______ %                           Lexington Emerging Markets       ______ %
                     Money Market    __50__ %                           Federated International Stock    ______ %
                                                                        Federated Corporate Bond         ______ %
                FIXED ACCOUNT        __50__ %                           Federated Utility                ______ %

                TOTAL PERCENTAGE OF ALL INVESTMENT OPTIONS MUST EQUAL 100%

                INVESTMENT INSTRUCTIONS FOR CARRIER TO CARRIER TRANSFER:
                (If different from above)                               ------------------------------------------------------------

                Deposits to the Fixed Account will be allocated to the Fixed Account immediately. The initial Deposit to Variable
                Annuity Sub-Accounts may be allocated to the Money Market Sub-Account until the expiration of 15 days from the date the first Purchase Payment is received. Then the deposit will be allocated according to your investment instructions as shown above.

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                                                                      (TM)Spinnaker is a trademark of SAFECO Life Insurance Company.
                                                                                       (R)Registered trademark of SAFECO Corporation
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LPC-722 9/95

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
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CONTRIBUTION    Minimum investment for Spinnaker Q is $30 per deposit.          SOURCE OF CONTRIBUTION:
FREQUENCY &     Minimum $50,000 initial investment for Spinnaker Plus.          /X/ Employee Salary Reduction
SOURCE
                / / Annual (01)        / / Bi-Weekly (26)                       / / Employer

                / / Quarterly (04)     / / Weekly (52)

                /X/ Monthly (12)       / / 10-Pay Periods                  Deductions will begin month of        January
                                                                                                          --------------------------
                / / Semi-Monthly (24)  / / Other                           Months to exclude
                                                ---------------------                        ---------------------------------------
                Anticipated annual contributions: $ 1200
                                                   ------------------------------------------
                                                           (AMOUNT MUST BE PROVIDED)

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REPLACEMENT     Will the annuity applied for here replace any life insurance or annuity from this or any other company?
ANNUITY
                / / Yes   / / No   If yes, give policy number and full company name: Policy #
                                                                                              --------------------------------------

                Company Name:
                              ------------------------------------------------------------------------------------------------------

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SUITABILITY     I understand that a $30 non-refundable administrative fee will be deducted on the last day of each certificate year.
(Must be
completed)      Do you understand that because variable benefits and contract values are based on the investment experience of the
                Separate Account and cannot be predicted or guaranteed as to dollar amounts, variable annuity contracts should be
                purchased for long term retirement purposes   /X/ Yes   / / No

                Have you received a current Prospectus?    /X/ Yes   / / No
                Would you like to receive a Statement of Additional Information:   / / Yes   /X/ No

                What is your occupation?       Teacher                            WHAT IS YOUR INVESTMENT OBJECTIVE:
                                         ------------------------------
                What is your income?         $30,000                          _____ HIGH INCOME          __X__ LONG TERM GROWTH
                                         ------------------------------
                What is your net worth?     $250,000                          _____ TAX ADVANTAGE        _____ GROWTH WITH INCOME
                                         ------------------------------
                                                                              _____ OTHER (SPECIFY)

                Are you a Registered Representative of another Broker-Dealer?    / / Yes    /X/ No

                If yes, provide name and address of Broker-Dealer:
                                                                  ------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------------
                Broker-Dealer Authorized Principal (Home Office Use Only)                                     Date

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STATEMENT       I understand that the contract(s) I am applying for contains a surrender charge for the first eight years. I
OF OWNER        understand that Minimum Distributions will automatically be sent to me in accordance with IRS regulations upon attaining age 70-1/2. Further, I agree that if any deposits to my account result from salary deferrals that I am solely responsible for determining my maximum allowable deferral. The Employer and SAFECO may rely fully on my certification concerning my deferral limits. I am a of and understand the withdrawal restrictions imposed under IRC
                Section 403(b)(11).

                I DECLARE THAT THE STATEMENTS AND ANSWERS RECORDED ON THIS APPLICATION ARE COMPLETE AND ACCURATE TO THE BEST OF MY
                KNOWLEDGE.
                                                                                                             11/1/95
                --------------------------------------------------------------------------------------------------------------------
                Signature of Annuitant                                                                        Date

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TELEPHONE       / / Yes, I would like the option to use Telephone Transfer.   /X/ No, I do not wish the option at this time.
TRANSFER
AUTHORIZATION   I hereby authorize SAFECO to accept and act on my telephone instructions to transfer funds or to change the percentage of my allocations among portfolios of my variable annuity contract.

                SAFECO will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. SAFECO reserves the right to refuse telephone instructions from any caller when unable to confirm to SAFECO's satisfaction that the caller is authorized to give those instructions.

                To transfer by telephone call SAFECO at 1-800-899-5280. The call will be recorded and you will be required to provide the identification information listed below. If you would like to authorize a third party to act on your behalf, provide their full name below.

                ID INFORMATION (REQUIRED): Mother's Maiden Name
                                                                --------------------------------------------------------------------

                and Authorized 3rd Party Name:
                                               -------------------------------------------------------------------------------------

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AGENCY/         To the best of my knowledge, the annuity applied for here [ / / does OR / / does not ] replace any life insurance or
AGENT           annuity in this or any other company. I hereby certify that I witnessed the signature of the annuitant and that his/her answers to the questions above are true to the best of my knowledge. ALSO, I HAVE ATTACHED THE INFORMATION
                NECESSARY TO CALCULATE THE PARTICIPANT'S MAXIMUM EXCLUSION ALLOWANCE.

                Agent Name(s):          Agnes Agent                                     Stat #:  123-45555            %     100
                              ---------------------------------------------------------        ----------------------   ------------
                Agent Name(s):                                                          Stat #:                       %
                              ---------------------------------------------------------        ----------------------   ------------
                Agency:    AAA Agency                                                        333-44-123
                        ------------------------------------------------------------------------------------------------------------
                                                                                          State/Location ID#
                Agent Signature:                                                        (  206   )    333-3455
                                -------------------------------------------------------  --------  ---------------------------------
                                                                                         Telephone #

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